SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2010

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On November 9, 2010, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three and nine months ending September 30, 2010.  A copy of the press release is furnished as Exhibit 99.1 and the supporting information and schedules are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Vectren Corporation is the parent company of Vectren Utility Holdings, Inc. (Utility Holdings) and Vectren Enterprises, Inc. (Enterprises).  Utility Holdings is the intermediate holding company of the Company’s three operating public utilities, and Enterprises is the holding company for the Company’s nonutility operations.

In this press release, the results of Utility Holdings, Enterprises, and other results are presented on a per share basis and are analyzed separately. The Company presents information in this manner due to differences in business strategies and risks associated with its utility and nonutility earnings.  These non-GAAP financial measures do not purport to be an alternative to basic earnings per share (basic EPS) determined in accordance with GAAP.  Management compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results and thus provide a more complete understanding of the factors and trends affecting different components of the business than GAAP can provide on a stand alone basis.  The per share amounts are based on the earnings contribution included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period. These per share amounts do not represent a direct legal interest in specific assets and liabilities, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.  Per share amounts of Utility Holdings (the Utility Group) and Enterprises (the Nonutility Group) are reconciled to the GAAP financial measure of basic EPS by adding the two together.  If there is a difference, that difference results from corporate and other operations that are generally not significant.

In addition, this press release contains other financial information, such as the impact of weather and other significant transactions or events, on a basic EPS basis.  The purpose of these disclosures is to present the impact of significant items on the same basis as the GAAP financial measure, basic EPS.  This presentation is useful to investors because it enhances the readers’ understanding of the reasons for the change in basic EPS from previous periods and whether that change may or may not impact the future trend of basic EPS calculated on a GAAP basis.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.3.

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Vectren Corporation Reports Third Quarter 2010 Results; Guidance Affirmed
99.2	Supporting Financial Statements and Schedules
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
November 9, 2010

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 2.02:

Exhibit Number	Description
99.1	Vectren Corporation Reports Third Quarter 2010 Results; Guidance Affirmed
99.2	Supporting Financial Statements and Schedules
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995